Exhibit 10.3(c)

Execution Copy

SECURITYHOLDERS AGREEMENT

THIS SECURITYHOLDERS AGREEMENT (this “Agreement”) is made as of June 29, 2007 by and among (i) Varietal Distribution Holdings, LLC, a Delaware limited liability company (the “Company”), (ii) Madison Dearborn Capital Partners V-A, L.P., a Delaware limited partnership (“MDCP-A”), Madison Dearborn Capital Partners V-C, L.P., a Delaware limited partnership (“MDCP-C”), Madison Dearborn Capital Partners V Executive-A, L.P., a Delaware limited partnership (“MDCP Executive”), MDCP Co-Investors (Varietal), L.P., a Delaware limited partnership (“MDCP Co-Invest 1”), and MDCP Co-Investors (Varietal-2), L.P., a Delaware limited partnership (“MDCP Co-Invest 2”), and any other investment fund managed by Madison Dearborn Partners, LLC, a Delaware limited liability company (“MDCP LLC”), that at any time acquires securities of the Company in accordance with this Agreement and the LLC Agreement (collectively, the “Investors” and each an “Investor”), (iii) each Person that joins this Agreement as an “Executive,” each Person that acquires securities of the Company from an Executive (other than the Company or the Investors) pursuant to this Agreement and the LLC Agreement and any other Person that was or is an employee of the Company or its Subsidiaries who, at any time, acquires securities of the Company in accordance with this Agreement and the LLC Agreement, in each case, that executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an “Executive” and collectively, the “Executives”), and (iv) each Person that is not an Investor or an Executive who, at any time, acquires securities of the Company in accordance with this Agreement and the LLC Agreement and that executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each an “Other Securityholder” and collectively, the “Other Securityholders”). The Investors, the Executives and the Other Securityholders are collectively referred to herein as the “Securityholders” and individually as a “Securityholder.”  Capitalized terms used but not otherwise defined herein are defined in Section 17 hereof; provided that, if any such term is not defined herein, then such term shall have the same meaning assigned to it in the LLC Agreement (as hereinafter defined).

WHEREAS, the Investors will purchase Class A Common Units (as defined in the LLC Agreement) of the Company (“Class A Common Units”) and Class A Preferred Units (as defined in the LLC Agreement) of the Company (“Class A Preferred Units”) pursuant to the MDP Unit Purchase Agreement between the Investors and the Company dated as of the date hereof (as amended from time to time pursuant to its terms, the “Purchase Agreement”);

WHEREAS, the Executives will acquire Class A Common Units and/or Class A Preferred Units pursuant to the Management Unit Purchase Agreements between the Executives and the Company dated as of the date hereof; and

WHEREAS, the Company and the Securityholders desire to enter into this Agreement for the purposes, among others, of (i) limiting the manner and terms by which units and interests in the Company may be transferred, (ii) assuring continuity in the ownership of the Company and (iii) providing registration rights to the Securityholders. The execution and delivery of this Agreement is a condition to the Investors entering into to the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.                                       Restrictions on Transfer.

(a)                                  Transfer of Securities. No holder of Securities (other than the Investors (subject to Section 2)) shall Transfer any interest in Securities without the prior written consent of the holders of a majority of the Investor Securities except Transfers (i) to a Permitted Transferee in accordance with Section 1(b) hereof, (ii) as a Tag-Along Securityholder pursuant to Section 2 hereof, (iii) in the case of an Other Securityholder only, in accordance with Section 3 of hereof and (iv) in an Approved Sale pursuant to Section 5 hereof.

(b)                                 Permitted Transfers. The restrictions set forth in Section 1(a) and in Section 2 shall not apply to (i) any Transfer of Securities by any Securityholder (A) who is an individual to or among his or her Family Group or (B) that is an entity to or among its Affiliates, (ii) any Transfer of Securities to the Company or as required in connection with the exercise of a Repurchase Option or any Put Option (as each term is defined in an applicable Management Unit Purchase Agreement) pursuant to an applicable Management Unit Repurchase Agreement, (iii) a Transfer required by Section 15.7 of the LLC Agreement in accordance therewith, (iv) in the case of an Investor or Other Securityholder, subject to Section 10, a sale of Class A Common Units in a Public Sale, (v) in the case of an Executive, subject to Section 10, a sale of Class A Common Units in a Public Sale to the extent provided in Section 1(d) below, or (vi) in the case of an Executive, subject to Section 10, a sale of Class A Common Units in a Public Sale after the earlier of (x) the first anniversary of the consummation of a Qualified Public Offering and (y) with respect to a particular Executive, the date that is six months following the date of the termination of such Executive’s employment with the Company or its Subsidiaries.

(c)                                  Other Permitted Transfer Provisions. Notwithstanding anything to the contrary contained herein, the restrictions contained in this Agreement will continue to be applicable to the Securities after any Transfer pursuant to clause (i) of Section 1(b) and the transferee of such Securities shall agree in writing to be bound by the provisions of this Agreement, the LLC Agreement and, in the case of a Transfer from an Executive, shall agree to be bound by the provisions of the applicable Management Unit Purchase Agreement(s), the Plan and/or any other agreements pursuant to which such Units were originally issued. Upon the Transfer of Securities pursuant to clause (i) of Section 1(b), the transferees will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee. A transferee permitted pursuant to Section 1(b) and this Section 1(c) who receives a transfer of Securities in accordance with this Agreement shall be referred to herein as a “Permitted Transferee.”  Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by (i) making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party’s interest in any such Permitted Transferee or (ii) Transferring the securities of any entity holding (directly or indirectly) Securities. Notwithstanding the foregoing, each of the GSMP Investors shall have the right to transfer their interests in the Company if and to the extent provided in separate written agreements, if any, between the GSMP Investors and the Company that are approved by the Board.

(d)                                 Executive Transfers Following a Qualified Public Offering. An Executive may only sell Class A Common Units in a Public Sale following a Qualified Public Offering pursuant to clause (v) of Section 1(b) at such time as the Investors sell Class A Common Units in a Public Sale and then only up to a number of Class A Common Units (a “Transfer Amount”) equal to the lesser of (A) the number of Vested Common Units that are Class A Common Units owned by Executive prior to such Public Sale and (B) the result of the number of Class A Common Units owned by Executive prior to such Public Sale (excluding for this purpose Class A Common Units that are already transferable by Executive in a Public Sale as a result of one or more Transfer Amounts available to Executive as a result of the application of the next occurring proviso below) multiplied by a fraction (the “Transfer Fraction”), the numerator of which is the number of Class A Common Units sold by the Investors in such Public Sale and the denominator of which is the total number of Class A Common Units held by the Investors prior to such Public Sale, provided that, if at the time of a Public Sale of units by the Investors, Executive chooses not to Transfer the Transfer Amount, Executive shall retain the right to Transfer an amount of Class A Common Units at a future date equal to the lesser of (x) the number of Vested Common Units that are Class A Common Units owned by Executive at such future date and (y) such Transfer Amount, provided further that any in-kind distributions of Class A Common Units by the Investors to their limited partners and any private sale of Class A Common Units by the Investors shall be deemed to be a Public Sale for purposes of this Section 1(d). Prior to a Qualified Public Offering, the Board may, in individual cases or in the general case, make exceptions to the restrictions on transfer set forth in this Section 1(c). Upon the written request from time to time of an Executive, the Company shall provide to such Executive the number of Class A Common Units that such Executive may transfer in a Public Sale in reliance on this Section 1(d) subject to the terms and conditions hereof.

(e)                                  Termination of Restrictions. The restrictions on the Transfer of Securities set forth in this Section 1 shall continue with respect to a Security until the earlier of the date on which such Security has been transferred (i) in a Public Sale permitted hereby, (ii) by a Tag-Along Securityholder pursuant to Section 2, and (iii) pursuant to a Sale of the Company that meets the conditions for Transfer set forth in this Section 1.

2.                                       Participation Rights.

(a)                                  At least 20 days prior to any Transfer of units of any class of Securities by one or more of the Investors (each, a “Transferring Investor”), such Transferring Investor(s) shall deliver a written notice (the “Tag-Along Notice”) to the Company and the other Securityholders (the “Tag-Along Securityholders”) specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Tag-Along Securityholders may elect to participate in the contemplated Transfer by delivering written notice to each of the Transferring Investor(s) within 15 days after delivery of the Tag-Along Notice. If any Tag-Along Securityholders have elected to participate in such Transfer, the Transferring Investor(s) and such Tag-Along Securityholders will each be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of units of such class of Securities proposed to be transferred equal to the product of (A) the quotient determined by dividing the number of units of such class of Securities owned by such Person by the aggregate number of outstanding units of such class of Securities owned by the Transferring Investor(s) and the Tag-Along Securityholders participating in such sale and (B) the number of units of such class of Securities to be sold in the contemplated Transfer.

(b)                                 The Transferring Investor(s) will use commercially reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Tag-Along Securityholders in any contemplated Transfer, and the Transferring Investor(s) will not transfer any of its Securities to the prospective transferee(s) unless (A) the prospective transferee(s) agrees to allow the participation of the Tag-Along Securityholders or (B) the Transferring Investor(s) agrees to purchase the number of such class of Securities from the Tag-Along Securityholders that the Tag-Along Securityholders would have been entitled to sell pursuant to this Section 2(b) for the consideration per unit to be paid to the Transferring Investor(s) by the prospective transferee(s).

(c)                                  The restrictions in this Section 2 will not apply with respect to (i) Transfers to Permitted Transferees, (ii) Transfers by the Investors of up to 10% (in the aggregate, after giving effect to all prior sales and the sale at issue) of each class of Securities held by them on the date hereof to employees of, consultants to and advisors to (or any entity formed for their benefit) the Investors, the Company or any of their respective Affiliates and/or (iii) Transfers on or prior to the first anniversary of the date hereof by the Investors of up to 3,388,065 Class A Common Units (in the aggregate, after giving effect to all prior sales and the sale at issue) and up to 376,038 Class A Preferred Units (in the aggregate, after giving effect to all prior sales and the sale at issue) to one or more Persons (a Person acquiring Securities from an Investor in reliance on this clause (iii), an “Investor Transferee”). Each Investor Transferee shall join this Agreement in the capacity of an Other Securityholder; provided that, solely for purposes of this Section 2, such Investor Transferee shall be subject to the restrictions on Transfer set forth in this Section 2 as if such Investor Transferee were treated as an Investor for purposes of this Section 2 (provided that the exceptions contained in clauses (ii) and (iii) of this Section 2(c) shall not be available to such Investor Transferee).

(d)                                 The restrictions on the Transfer of Securities set forth in this Section 2 shall terminate with respect to a Security upon its Transfer pursuant to this Section 2, subject to the last sentence of Section 2(c).

(e)                                  This Section 2 shall terminate upon the first to occur of (i) immediately after the consummation of a Sale of the Company and (ii) the consummation of a Qualified Public Offering and will not apply to a Transfer which is a Public Sale.

3.                                       First Refusal Rights.

(a)                                  Prior to making any Transfer of Securities and after obtaining the consent of the holders of a majority of the Investor Securities to such Transfer, any Other Securityholder desiring to make such Transfer (the “Transferring Securityholder”) will give written notice (the “Sale Notice”) to the Company and the holders of Investor Securities (collectively, the “Sale

Notice Recipients”). The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number of units of Securities to be transferred and the terms and conditions of the proposed transfer. Such Transferring Securityholder will not consummate any Transfer until 45 days after the Sale Notice has been given to the Sale Notice Recipients, unless the parties to the Transfer have been finally determined pursuant to this Section 3 prior to the expiration of such 45-day period. (The date of the first to occur of such events is referred to herein as the “Authorization Date”.)

(b)                                 The Company may elect to purchase all (but not less than all) of such Securities to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Transferring Securityholder and the Sale Notice Recipients (other than the Company) within 20 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Securities to be transferred, the Investors may elect to purchase all (but not less than all) of the Securities to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to such Transferring Securityholder and the Sale Notice Recipients (other than the Company) within 25 days after the Sale Notice has been given to the Investors. If more than one Investor elects to purchase the Securities to be transferred, the units of Securities to be sold shall be allocated among such Investors pro rata in accordance with their relative holdings of Class A Common Units. If neither the Company nor the Investors elect to purchase all of the Securities specified in the Sale Notice, the Transferring Securityholder may transfer the Securities specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Securities not Transferred within such 60-day period will be subject to the provisions of this Section 3 upon subsequent Transfer. The Company may pay the purchase price for such units by offsetting amounts outstanding under any bona fide debts owed by the Transferring Securityholder to the Company. Notwithstanding anything herein to the contrary, except pursuant to Section 3(d), in no event shall any Transfer of Securities pursuant to this Section 3 be made for any consideration other than cash payable upon consummation of such Transfer.

(c)                                  Unless otherwise determined by the holders of a majority of the Investor Securities, the provisions of this Agreement and the LLC Agreement will continue to be applicable to the Securities after any Transfer pursuant to this Section 3 and the transferee of such Securities shall agree in writing to be bound by the provisions of this Agreement and the LLC Agreement as a condition to such Transfer.

(d)                                 The restrictions of this Section 3 will not apply with respect to Transfers (i) to Permitted Transferees in accordance with Section 1(b), (ii) as a Tag-Along Securityholder pursuant to Section 2 hereof, (iii) in an Approved Sale pursuant to Section 5 hereof, and (iv) that are Public Sales made in accordance with this Agreement.

(e)                                  The restrictions set forth in this Section 3 shall continue with respect to each unit of Securities until the earlier of (i) the date on which such unit of Securities has been transferred in a Public Sale in accordance with this Agreement and (ii) the consummation of a Sale of the Company.

4.                                       Preemptive Rights.

(a)                                  If the Company authorizes, after the date hereof, the issuance or sale of any equity securities of the Company or any securities containing options or rights to acquire equity securities of the Company, in each case, other than Exempt Equity Issuances, to any Person (any such Person, the “Acquiring Securityholder”), the Company will, at least 15 days prior to the issuance or sale, notify each Securityholder that is an Accredited Investor in writing of the price of and any material terms relating to the proposed issuance or sale (to the extent then known). Each Securityholder may elect to purchase his, her or its Pro Rata Portion of the securities to be issued in such issuance or sale at the same price and on the terms identified in the notice. If electing to participate, each Securityholder shall be required to purchase the same strip of securities, on the same terms and conditions, that the Acquiring Securityholder in such issuance is purchasing. Each Securityholder’s election to participate in any such additional financing must be made in writing and be delivered to the Company within 15 days after such Securityholder’s receipt of the notice from the Company provided under this Section 4; provided that if there is a material change in the terms included in such notice, each Securityholder will have 10 days after receipt of notice of the revised terms to reconfirm such Securityholder’s intention to invest. If after notifying the Securityholders, the Company elects not to proceed with the issuance or sale, any elections made by Securityholders shall be deemed rescinded.

(b)                                 Upon the expiration of the offering periods described above, the Company shall be entitled to sell such securities which the Securityholders have not elected to purchase during the 180 calendar days following such expiration at a price not less than, and on other terms and conditions substantially similar to those offered to such Securityholders. Any securities offered or sold by the Company after such 180 day period (or, if prior to such 180-day period, at a price less than, or on other terms and conditions not substantially similar to those offered to such Securityholders) must be reoffered to such Securityholders pursuant to the terms of this Section 4.

(c)                                  Notwithstanding anything herein to the contrary, if the Board determines that compliance with the time periods described in this Section 4 would not be in the best interests of the Company and its Subsidiaries because of the liquidity needs of the Company and its Subsidiaries, then, in lieu of offering any securities to the Securityholders at the time such securities are otherwise being issued or sold, the Company may comply with the provisions of this Section 4 by making an offer to sell to the Securityholders their Pro Rata Portion of such securities promptly, and in no event later than 10 days, after a sale to the Acquiring Securityholder is consummated. In such event, for all purposes of this Section 4, each Securityholder’s Pro Rata Portion shall be determined taking into consideration the actual number of securities sold so as to achieve the same economic effect as if such offer would have been made prior to such sale.

(d)                                 This Section 4 shall terminate upon the first to occur of (i) the consummation of a Sale of the Company and (ii) the consummation of a Qualified Public Offering.

5.                                       Sale of the Company.

(a)                                  If each of (x) the Board and (y) the holders of the Required Interest approve a Sale of the Company (an “Approved Sale”), each holder of Securities shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each holder of Securities shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of Units, each holder of Securities shall agree to sell all of his, her or its Securities or rights to acquire Securities on the terms and conditions approved the holders of the Required Interest. Each holder of Securities shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as reasonably requested by the holders of the Required Interest or the Company.

(b)                                 Each holder of Securities shall be severally obligated to join and become a party to any agreement approved by the holders of the Required Interest with respect to an Approved Sale (based on his, her or its Pro Rata Portion) providing for representations and warranties, indemnification obligations (including escrows, hold back or other similar arrangements to support such indemnity obligations), releases or other obligations to which MDCP LLC or its Affiliates (other than the Company or any Subsidiary) agree in connection with such Approved Sale (other than any such obligations that relate specifically to a particular Securityholder, such as indemnification with respect to representations and warranties given by a holder of Securities regarding such holder’s title to and ownership of Securities as to which obligations each such holder shall be solely liable (except to the extent of amounts held in escrow or otherwise not paid at the closing); provided, that each Executive’s and each Other Securityholder’s obligations in respect of any such indemnification obligations shall not exceed his, her or its proceeds from such Approved Sale; provided, further, that no Other Securityholder shall be obligated to make any representations or warranties other than the representations and warranties with respect to such Other Securityholder (although such Other Securityholder may be liable with respect to representations and warranties of others to the extent that MDCP LLC or its Affiliates (other than the Company or any Subsidiary) are so liable). Each holder of Securities (i) hereby appoints MDCP LLC or its designee as its representative in connection with any sale agreement with customary provisions (including the right to resolve any potential indemnification claims or other disputes on behalf of all holders of Securities) and (ii) hereby irrevocably grants to, and appoints, MDCP LLC or its designee, such holder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such holder, to vote the Securities held by such holder, or to grant a consent or approval in respect of such Securities, in connection with any meeting of the members of the Company or any action by written consent in lieu of a meeting of the members of the Company with respect to an Approved Sale. Each holder of Securities hereby affirms that the irrevocable proxy set forth in this Section 5(b) is given to secure the performance of the duties of such holder under this Agreement. Each holder of Securities hereby further affirms that the irrevocable proxy set forth in this Section 5(b) is coupled with an interest and irrevocable.

(c)                                  The obligations of the holders of Securities with respect to the Approved Sale are subject to the terms of Section 6 below.

(d)                                 Holders of Securities will bear their Pro Rata Portion of the costs of any sale of such Securities pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Securities and are not otherwise paid by the Company or the acquiring party. For purposes of this Section 5(d), costs incurred in exercising reasonable efforts to take all actions in connection with the consummation of an Approved Sale in accordance with Section 5(a) shall be deemed to be for the benefit of all holders of Securities. Costs incurred by holders of Securities on their own behalf will not be considered costs of the transaction hereunder.

(e)                                  This Section 5 and Section 6 shall terminate upon the first to occur of (i) the consummation of a Sale of the Company and (ii) the consummation of a Qualified Public Offering.

6.                                       Distributions upon Sale of the Company. In the event of an Approved Sale, each Securityholder shall receive in exchange for the Securities held by such Securityholder the same portion of the aggregate consideration to be paid in respect of the securities sold in such sale or exchange that such Securityholder would have received if such aggregate consideration had been distributed by the Company pursuant to the terms of Section 4.1(a) of the LLC Agreement; provided, that each Executive and each Other Securityholder shall have the right to receive the same form and amount of consideration per unit (after taking into account the differing amounts that units within a class may be entitled to pursuant to Section 4.1(a) of the LLC Agreement) as all Investors holding units of the same class, and if any Investor is given an option as to the form and amount of consideration to be received, all Executives and all Other Securityholders will be given the same option. Each holder of Securities shall take all necessary or desirable actions in connection with the distribution of such aggregate consideration from such sale or exchange as requested by the Company.

7.                                       Certificates. If the Board determines to issue certificates evidencing some or all of the Securities, (i) the Board shall determine the appropriate legend or legends to be stamped or otherwise imprinted on such certificates and the rules (which the Securityholders shall be subject to) for adding and removing any such legends (including requiring an opinion of counsel) and (ii) if and to the extent requested by the Board, each Executive shall execute in blank security transfer powers in a form acceptable to the Board (the “Security Powers”) with respect to his, her or its Securities and shall deliver such Security Powers to the Company. The Security Powers shall authorize the Company to assign, transfer and deliver the Securities to the appropriate acquiror thereof pursuant to the terms of this Agreement. Any certificate evidencing Securities held by an Executive or Permitted Transferee thereof (other the Company or the Investors) shall be retained by the Company and shall not be delivered to such Executive or Permitted Transferee until the consummation of a Qualified Public Offering, and then only certificate(s) evidencing Vested Common Units shall be so delivered to such Executive or such Permitted Transferee.

8.                                       Demand Registrations.

(a)                                  Requests for Registration. The Securityholders contemplate the organization of a corporation and reorganization or recapitalization of the Company pursuant to Section 15.7 of the LLC Agreement. The corporate successor to the Company shall be referred to herein as the “Corporation.”  At any time and from time to time after the organization of the Corporation, the holders of a majority of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”), or on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (“Short-Form Registrations”), if available. All registrations requested pursuant to this Section 8(a) are referred to herein as “Demand Registrations.”  Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share or per unit price range for such offering. Within ten days after receipt of any such request, the Corporation shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation’s notice (the “Included Registrable Securities”).

(b)                                 Investor Long-Form Registrations. The holders of Investor Registrable Securities shall be entitled to request an unlimited number of Long-Form Registrations in which the Corporation shall pay all Registration Expenses (as defined in Section 12). All Long-Form Registrations shall be underwritten registrations.

(c)                                  Investor Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 8(b), the holders of  Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Corporation shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. After the Corporation has become subject to the reporting requirements of the Securities Exchange Act, the Corporation shall use commercially reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If the Corporation, pursuant to the request of the holder(s) of a majority of Investor Registrable Securities, is qualified to and has filed with the Securities Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the “Required Registration”), then the Corporation shall use commercially reasonable efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and, once effective, the Corporation shall cause such Required Registration to remain effective for a period ending on the earlier of (i) the date on which all Included Registrable Securities have been sold pursuant to the Required Registration, or (ii) the date as of which (A) the holder(s) of the Included Registrable Securities who are affiliates of the Corporation are able to sell all of the Investor Registrable Securities then held by them within a ninety-day period in compliance with Rule 144 under the Securities Act, and (B) the holder(s) of the Included Registrable Securities who are not affiliates of the Corporation are able to sell all of the Investor Registrable Securities then held by them pursuant to Rule 144(k) under the Securities Act.

(d)                                 Priority on Demand Registrations. The Corporation shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Investor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Corporation in writing that, in their opinion, the number of Registrable

Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Investor Registrable Securities to be included in such registration, then the Corporation shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

(e)                                  Restrictions on Long-Form Registrations. The Corporation shall not be obligated to effect any Long-Form Registration within 90 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 9 and in which there was no reduction in the number of Registrable Securities requested to be included. The Corporation may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation and the holders of a majority of the Investor Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Corporation or any of its Subsidiaries to acquire financing, engage in any acquisition of assets (other than in the ordinary course of business), or engage in any merger, consolidation, tender offer, reorganization, or similar transaction; provided that, in such event, the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and the Corporation shall pay all Registration Expenses in connection with such registration. The Corporation may delay a Demand Registration hereunder only once in any 12-month period.

(f)                                    Selection of Underwriters. The holders of a majority of the Investor Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering.

(g)                                 Other Registration Rights. Except as provided in this Agreement, the Corporation shall not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities, options, or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities.

(h)                                 Obligations of Holders of Registrable Securities. Subject to the Corporation’s obligations under Section 11(e) hereof, each holder of Registrable Securities shall cease using any prospectus after receipt of written notice from the Corporation of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or is otherwise not legally available to support sales of Registrable Securities.

(i)                                     Subsidiary Public Offering. If, after an initial public offering of the equity securities of a Subsidiary of the Company, the Company distributes securities of such Subsidiary to members of the Company, then the rights and obligations of the Corporation pursuant to this Agreement, as contemplated after the organization of a corporation and reorganization or recapitalization of the Company into the Corporation as provided in Section 8(a) above (regardless whether or not such transaction is actually consummated), shall apply, mutatis mutandis, to such Subsidiary, and the Company or the Corporation, as applicable, shall cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement.

9.                                       Piggyback Registrations.

(a)                                  Right to Piggyback. Whenever the Corporation proposes to register any of its securities (including any proposed registration of the Corporation’s securities by any third party) under the Securities Act (other than (i) pursuant to a Demand Registration, to which Section 8 is applicable, (ii) in connection with an initial public offering of the Corporation’s equity securities in which the offering only includes securities to be sold for the Company’s account, or (iii) in connection with registrations on Form S-4, S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Corporation shall give prompt written notice (and in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 20 days after the receipt of the Corporation’s notice.

(b)                                 Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Corporation in all Piggyback Registrations.

(c)                                  Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Corporation, then the Corporation shall include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, the other securities requested to be included in such registration.

(d)                                 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation’s securities other than holders of Registrable Securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 8 above rather than this Section 9(d)), and the managing underwriters advise the Corporation in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, then the Corporation shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration (other than holders of Registrable Securities), (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, the other securities requested to be included in such registration.

(e)                                  Selection of Underwriters. If any Piggyback Registration is an underwritten offering, then the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

(f)                                    Other Registrations. If the Corporation has previously filed a registration statement with respect to Registrable Securities pursuant to Section 8 or pursuant to this Section 9, and if such previous registration has not been withdrawn or abandoned, then, unless such previous registration is a Required Registration, the Corporation shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

10.                                 Holdback Agreements.

(a)                                  Each holder of Registrable Securities agrees that in connection with the Corporation’s initial public offering and any Demand Registration or Piggyback Registration that is an underwritten public offering of the Corporation’s equity securities, he, she or it shall not (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Corporation (including, without limitation, equity securities of the Corporation which may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Securities and Exchange Commission) (collectively, the “Holdback Securities”), or any securities, options, or rights convertible into or exchangeable or exercisable for Holdback Securities (the “Other Holdback Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) of this section, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Holdback Securities or Other Holdback Securities, whether such transaction is to be settled by delivery of such Holdback Securities, Other Holdback Securities, in cash or otherwise, or (iv) publicly disclose the intention to enter into any transaction described in (i), (ii) or (iii) above, from the date on which the Corporation gives notice to the holders of Registrable Securities that a preliminary prospectus has been circulated for such underwritten public offering to the date that is 180-days following the date of final prospectus for such underwritten public offering (or such shorter period as agreed to by the underwriters designated as “book-runners” managing such registered public offering) (such period referred to herein as the the “Holdback Period”), unless such book-runners otherwise agree in writing. If (x) the Company issues an earnings release or other material news or a material event relating to the Company and its Subsidiaries occurs during the last 17 days of the Holdback Period or (y) prior to the expiration of the Holdback Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of the Holdback Period, then to the extent necessary for the book-runners required hereunder to comply with NASD Rule 2711(f)(4), the Holdback Period shall be extended until 18 days after the earnings release or the occurrence of the material news or event, as the case may be (such period referred to herein as the “Holdback Extension”). The Company may impose stop-transfer instructions with respect to the shares of the Corporation’s common stock (or other securities) subject to the foregoing restriction until the end of such period, including any period of Holdback Extension.

(b)                                 In connection with any underwritten public offering of the Corporation’s equity securities, each holder of Registrable Securities agrees to enter into any holdback, lockup or similar agreement requested by the underwriters managing such registered public offering that the holders of a majority of the Investor Registrable Securities agree to enter into.

(c)                                  The Corporation (i) shall not effect any public sale or distribution of its equity securities, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period (except in each case as extended during the period of any Holdback Extension) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to the extent not inconsistent with applicable law, except as otherwise permitted by the holders of a majority of the Investor Registrable Securities, shall cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (as extended by any Holdback Extension), except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the registered public offering otherwise agree.

(d)                                 Notwithstanding the foregoing, it being understood and agreed that the provisions of this Section 10 shall not prevent any Securityholder from participating in the Corporation’s initial public offering and any Demand Registration or Piggyback Registration that is an underwritten public offering of the Corporation’s equity securities, to the extent he, she or it has a right to participate in such initial Public Offering, Demand Registration or Piggyback Registration pursuant to Sections 8 or 9.

11.                                 Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Corporation shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation shall as expeditiously as possible:

(a)                                  prepare and, within 60 days after the end of the period within which requests for registration may be given to the Corporation, file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b)                                 notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)                                  furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities (provided that the Corporation shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 11(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e)                                  promptly notify in writing each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (i) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) is otherwise not legally available to support sales of Registrable Securities, and, at the request of the holders of a majority of the Registrable Securities covered by such registration statement, promptly prepare and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(f)                                    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use commercially reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities;

(g)                                 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h)                                 enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of Registrable Securities (including effecting a share or unit split or a combination of shares or units);

(i)                                     make available for inspection by any seller of Registrable Securities, underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such registration statement and assist and, at the request of any participating underwriter, use commercially reasonable efforts to cause such officers or directors to participate in presentations to prospective purchasers;

(j)                                     otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Corporation’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)                                  in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Corporation shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

(l)                                     use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(m)                               obtain one or more cold comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), from the Corporation’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold in such registered offering reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

(n)                                 provide a legal opinion of the Corporation’s outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

12.                                 Registration Expenses.

(a)                                  Subject to Section 12(b) below, all expenses incident to the Corporation’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Corporation, and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a “qualified independent underwriter” within the meaning of the rules of the National Association of Securities Dealers, Inc. (in each case, excluding discounts and commissions), and other Persons retained by the Corporation or by holders of Investor Registrable Securities or their affiliates on behalf of the Corporation (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Corporation shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed or on the NASD automated quotation system (or any successor or similar system).

(b)                                 In connection with each Demand Registration and each Piggyback Registration, the Corporation shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Securities included in such registration.

(c)                                  To the extent Registration Expenses are not required to be paid by the Corporation, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

13.                                 Indemnification.

(a)                                  The Corporation agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, and employees, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), whether joint and several or several, together with reasonable costs and expenses (including reasonable attorney’s fees) to which any such indemnified party may become subject under the Securities Act or otherwise (collectively, “Losses”) caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 13, collectively called an “application”) executed by or on behalf of the Corporation or based upon written information furnished by or on behalf of the Corporation filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Corporation will reimburse such holder and each such director, officer, and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided that the Corporation shall not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Corporation by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)                                 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities and the Corporation, and their respective officers, directors, agents, and employees, and each other Person who controls the Corporation (within the meaning of the Securities Act) against any Losses caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon and in conformity with written information prepared and furnished to the Corporation by such holder expressly for use therein, and such holder will reimburse the Corporation and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided that the obligation to indemnify will be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, then the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)                                 The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.

(e)                                  If the indemnification provided for in this Section 13 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any Losses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Corporation on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefit of the Corporation on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Corporation bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Corporation on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue statement or alleged omission to state a material fact relates to information supplied by the Corporation or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(f)                                    The Corporation and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 13 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 13(e) above. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 13(e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 13, no seller of Registrable Securities shall be required to contribute pursuant to this Section 13 any amount in excess of the sum of (i) any amounts paid pursuant to Section 13(b) above and (ii) the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

14.                                 Participation in Underwritten Registrations.

(a)                                  No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Corporation to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Corporation or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Corporation or the underwriters with respect thereto, except as otherwise provided in Section 13 hereof.

(b)                                 Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 11(e) above, such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 11(e). In the event the Corporation shall give any such notice, the applicable time period mentioned in Section 11(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 14(b) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 11(e).

15.                                 Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of such Registrable Securities in any such registration (including effecting a unit split or a combination of units).

16.                                 Valuation of Securities; Fair Market Value. If at any time Securities are not listed on any securities exchange or quoted in the NASDAQ System or the over the counter market, the Company shall from time to time engage a nationally recognized firm that is engaged in the business of valuing non public securities to provide written reports to the Board, no less frequently than once every fiscal quarter, of its determination of the fair value of such Securities taking into account all relevant factors determinative of value (but without regard to the lack of liquidity of such securities due to the Company’s status as a privately held company, any discounts for minority interests and any additional discounts as a result of any contractual transfer or forfeiture restrictions applicable thereto), using valuation techniques then prevailing in the securities industry (e.g., discounted cash flows and/or comparable companies) and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale (any such report, a “Valuation Report”). For purposes of a Management Unit Purchase Agreement, “Fair Market Value” of each unit of Securities means (i) the average of the closing prices of the sales of such Securities on all securities exchanges on which such Securities may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Securities are not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Securities are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over the counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day or (ii) if at any time such Securities are not listed on any securities exchange or quoted in the NASDAQ System or the over the counter market, the Fair Market Value will be the fair value of such Securities as set forth in the most recent Valuation Report or, if such report only provides a range of fair values, the mid-point of such range for such Securities in such report.

17.                                 Definitions.

“Accredited Investor” means an “accredited investor” within the meaning of Regulation D of the Securities Act.

“Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract, or otherwise.

“Board” means the Board of Managers of the Company or any successor governing body thereto.

“Common Stock” means, collectively, (i) following the organization of a corporation and reorganization or recapitalization of the Company into the Corporation as provided in Section 8(a) above, the common equity securities of the Corporation and any other class or series of authorized capital stock of the Corporation that is not limited to a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation and (ii) the common stock of VWR Funding, Inc. and any other common stock of a Subsidiary of either the Company or the Corporation distributed by the Company or the Corporation to its unitholders or shareholders, as applicable.

“Common Units” means the Common Units (as defined in the LLC Agreement) of the Company.

“Designated Executives” means, as of any date, the top thirteen (13) Executives measured by their respective holdings of Class A Common Units as of such date.

“Executive Registrable Securities” means, (i) any Common Stock issued or distributed in respect of units of the Company issued to the Executives, (ii) common equity securities of the Company or a Subsidiary of either the Company or the Corporation issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization and (iii) other Common Stock held by Persons holding securities described in clause (i) above. Such securities shall cease to be Executive Registrable Securities when they (i) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) have been effectively registered under a registration statement including, without limitation, a registration statement on Form S-8 (or any successor form), or (iii) have been repurchased by the Company. In addition, all Executive Registrable Securities held by any Person shall cease to be Executive Registrable Securities when all such Executive Registrable Securities become eligible to be sold to the public through a broker, dealer, or market maker pursuant to Rule 144 (or any similar provision then in force), other than Rule 144(k), during a single 90-day period. For purposes of this Agreement, a Person shall be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected; provided that this sentence shall not apply to shares of the common equity securities of the Company issuable upon the exercise of unvested options originally issued to employees or former employees of the Company, the Corporation or their Subsidiaries.

“Exempt Equity Issuances” means issuances of equity securities of the Company or rights to acquire equity securities of the Company (i) convertible into or exercisable for any securities of the Company issued on or before the date hereof or in an Exempt Equity Issuance after the date hereof in compliance with the provisions of Section 4, (ii) in consideration for the acquisition of all or part of another business (whether by merger, purchase of stock or assets or otherwise) from an independent third party, (iii) pursuant to a Public Sale, (iv) to directors, employees, service providers or consultants of the Company or its Subsidiaries pursuant to compensation plans, agreements or arrangements approved from time to time by the Board, (v) as a distribution on outstanding equity securities or as a result of a unit split, (vi) as consideration paid to a Person in connection with the initial capitalization of a joint venture or similar strategic arrangement with an independent third party that was approved by the Board, and (vii) to lenders, financial institutions or lessors in connection with any borrowings, credit arrangements, equipment financings or similar transactions that are approved by the Board; provided that in the case of the foregoing clauses (ii), (vi) and (vii), any portion of such issuances that are to be made to the Investors or their Affiliates shall not be deemed to be Exempt Equity Issuances.

“Family Group” means (i) a Person’s spouse and descendants (whether natural or adopted), siblings and parents and any trust, family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such Person or such Person’s spouse, descendants, siblings and/or parents, that is and remains solely for the benefit of such Person and/or such Person’s spouse, descendants, siblings and/or parents and any retirement plan for such Person and (ii) the heirs, executors, administrators and personal representatives upon the death, incompetency or disability of such Person or Permitted Transferee.

“GSMP Investor” means each of GSMP 2006 Onshore US, Ltd., an exempted Cayman Islands limited liability company, GSMP 2006 Offshore US, Ltd., an exempted Cayman Islands limited liability company, and GSMP 2006 Institutional US, Ltd., an exempted Cayman Islands limited liability company.

“Independent Third Party” means any Person or any group of Persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act) who, immediately prior to the contemplated transaction, do not own in the aggregate in excess of 15% of the Common Units on a fully-diluted basis (a “15% Owner”), who are not controlling, controlled by or under common control with any such 15% Owner and who are not the spouse or descendent (by birth or adoption) of any such 15% Owner or a trust for the benefit of such 15% Owner and/or such other Persons.

“Investor Registrable Securities” means, (i) any Common Stock issued or distributed in respect of units of the Company issued to the Investors pursuant to the Purchase Agreement, (ii) common equity securities of the Company or a Subsidiary of either the Company or the Corporation issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iii) other Common Stock held by Persons holding securities described in clause (i) above. Such securities shall cease to be Investor Registrable Securities when they (i) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) unless an Investor otherwise elects, have been distributed to the limited partners of any Investor, (iii) have been effectively registered under a registration statement including, without limitation, a registration statement on Form S-8 (or any successor form), or (iv) have been repurchased by the Company. In addition, all Investor Registrable Securities held by any Person shall cease to be Investor Registrable Securities (provided that, for purposes of this provision, all Investors and all Investor Registrable Securities held by such Investors shall be treated as Investor Registrable Securities held by a single Person) when all such Investor Registrable Securities become eligible to be sold to the public through a broker, dealer, or market maker pursuant to Rule 144 (or any similar provision then in force), other than Rule 144(k), during a single 90-day period. For purposes of this Agreement, a Person shall be deemed to be a holder of Investor Registrable Securities whenever such Person has the right to acquire such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected; provided that this sentence shall not apply to shares of the common equity securities of the Company issuable upon the exercise of unvested options originally issued to employees or former employees of the Company, the Corporation or their Subsidiaries.

“Investor Securities” means the Securities held by the Investors.

“LLC Agreement” means the Limited Liability Company Agreement of the Company, dated on or about the date hereof, among the parties from time to time party thereto, as amended from time to time pursuant to its terms.

“Management Unit Purchase Agreements” means any Management Unit Purchase Agreement entered into from time to time among the Company, any Subsidiary of the Company and/or an employee of the Company or its Subsidiaries, as the same may be amended from time to time pursuant to the terms thereof (including, without limitation, any other agreements designated as Management Unit Purchase Agreements for the sale of equity securities between the Company and any employees or other service providers of the Company or its Subsidiaries and any Incentive Unit Agreements (as defined in the LLC Agreement), all as approved by the Board).

“Other Registrable Securities” means, (i) any Common Stock issued or distributed in respect of units of the Company issued to the Other Securityholders and (ii) common equity securities of the Company or a Subsidiary of either the Company or the Corporation issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. Such securities shall cease to be Other Registrable Securities when they

(i) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) unless an Other Securityholder otherwise elects, have been distributed to the limited partners of such Other Securityholder, (iii) have been effectively registered under a registration statement including, without limitation, a registration statement on Form S-8 (or any successor form), or (iv) have been repurchased by the Company. In addition, all Other Registrable Securities held by any Person shall cease to be Other Registrable Securities when all such Other Registrable Securities become eligible to be sold to the public through a broker, dealer, or market maker pursuant to Rule 144(k). For purposes of this Agreement, a Person shall be deemed to be a holder of Other Registrable Securities whenever such Person has the right to acquire such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected; provided that this sentence shall not apply to shares of the common equity securities of the Company issuable upon the exercise of unvested options originally issued to employees or former employees of the Company, the Corporation or their Subsidiaries.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, an investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Plan” means the Company’s 2007 Securities Purchase Plan, as amended.

“Pro Rata Portion” means, with respect to each Securityholder, a percentage equal to the quotient obtained by dividing (1) the aggregate number of Common Units then held by such Securityholder, by (2) the aggregate number of Common Units then outstanding.

“Public Offering” means the sale in an underwritten public offering registered under the Securities Act of the equity securities of the Company (or any successor thereto) approved by the Board.

“Public Sale” means any sale of Securities (i) to the public pursuant to an offering registered under the Securities Act or (ii) to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k) prior to a Public Offering) adopted under the Securities Act.

“Qualified Public Offering” means a Public Offering having an aggregate offering value of at least $200 million.

“Registrable Securities” means the Investor Registrable Securities, the Executive Registrable Securities and the Other Registrable Securities.

“Required Interest” means, as of a given time, a majority of the Class A Common Units outstanding at such time.

“Sale of the Company” means any transaction or series of transactions pursuant to which any Independent Third Party in the aggregate acquire(s) (i) a majority of the voting equity securities of the Company (whether by merger, liquidation, consolidation, reorganization, combination, sale or transfer of the Company’s equity securities, securityholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company’s assets determined on a consolidated basis and, in each case, after which the Investors and their Affiliates hold in the aggregate less than 15% of the Class A Common Units on a fully-diluted basis.

“Securities” means (i) any Class A Preferred Units or Class A Common Units purchased or otherwise acquired by any Securityholder, (ii) any equity securities issued or issuable directly or indirectly with respect to the Units referred to in clause (i) above by way of unit dividend or unit split or in connection with a combination of units, conversion, recapitalization, merger, consolidation or other reorganization (including a distribution of securities of a Subsidiary of the Company to the members of the Company following or with respect to a Subsidiary Public Offering), and (iii) any other units of any class or series of equity securities of the Company (or a corporate successor to the Company) held by a Securityholder. Except as otherwise provided in this Agreement or the LLC Agreement, Securities will continue to be Securities in the hands of any other holder (other than transferees in a permitted Public Sale and other than the Company or the Investors). As to any particular equity securities constituting Securities, such Securities will cease to be Securities when they have been sold in a permitted Public Sale. Except as otherwise provided in this Agreement or the LLC Agreement, each holder of Securities will succeed to all rights and obligations hereunder of the previous holder of such Securities (except for transferees in a permitted Public Sale and Transfers to the Company or the Investors) and shall, with respect to the acquired Securities, be deemed to have joined this Agreement in the same capacity (i.e., Investor, Executive, or Other Securityholder) as the previous holder of such Securities. With respect to Securities subject to a Management Unit Purchase Agreement, all Unvested Founder Common Units (as defined in such Management Unit Purchase Agreement) shall remain Unvested Founder Common Units after any Transfer thereof (except Transfers to the Company or the Investors) and shall only become Vested Common Units (as defined in such Management Unit Purchase Agreement) thereafter to the extent provided in such Management Unit Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of  partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Subsidiary Public Offering” means the sale in an underwritten public offering registered under the Securities Act of equity securities of a Subsidiary of the Company.

“Transfer” means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law), but explicitly excluding exchanges of one class of Securities to or for another class of Securities.

“Unvested Common Units” means, as of any given time, any Class A Common Units that are subject to vesting or a similar forfeiture provision pursuant to any Management Unit Purchase Agreement and which have not yet vested or are still subject to a similar forfeiture provision in accordance with the terms of such Management Unit Purchase Agreement.

“Vested Common Units” means all Class A Common Units other than Unvested Common Units.

18.                                 Transfers; Transfers in Violation of Agreement. Prior to Transferring any Securities that will continue to be Securities following such Transfer to any Person, the transferring Securityholder shall cause the prospective transferee to execute and deliver to the Company a counterpart of this Agreement. Any Transfer or attempted Transfer of any Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Securities as the owner of such securities for any purpose.

19.                                                                                 Additional Securityholders. In connection with the issuance of any additional equity securities of the Company to any Person, the Company, with the consent of the holders of a majority of the Investor Securities, may permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of a “Securityholder” under this Agreement by obtaining an executed joinder to this Agreement, a form of which is attached hereto as Exhibit A and, upon such execution, such Person shall for all purposes be a “Securityholder” party to this Agreement.

20.                                 Representations and Warranties. Each Securityholder represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by such Securityholder and constitutes the valid and binding obligation of such Securityholder, enforceable in accordance with its terms, and (ii) such Securityholder has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with, conflicts with or violates any provision of this Agreement or the LLC Agreement.

21.                                 Amendment and Waiver. This Agreement may be amended from time to time as set forth elsewhere in this Agreement and this Agreement may be amended from time to time by a written consent of the holders of the Required Interest; provided that no amendment pursuant to this Section 21 that would alter or change the powers, preferences, or special rights hereunder of a class of Securities or group of Securityholders (as the case may be) so as to affect them adversely in a manner adversely different than any other class of Securities or group of Securityholders (as the case may be) shall be effective against the holders of such class of Securities or group of Securityholders (as the case may be) without the prior written consent of the holders of at least a majority of the outstanding Securities of such class of Securities or group of Securityholders (as the case may be); provided further that no amendment pursuant to this Section 21 that would alter or change adversely the special rights hereunder of a Securityholder or group of Securityholders (as the case may be) specifically granted such rights by name hereunder shall be effective against such Securityholder or group of Securityholders (as the case may be) without that Securityholder’s (or a majority of that group of Securityholders’) prior written consent; provided further that no amendment pursuant to this Section 21 that would alter or change adversely the rights hereunder of the Executives under Sections 2, 4, 8-14, 16 or 21 shall be effective against the Executives without that prior written consent of the holders of a majority of the Class A Common Units held by the Designated Executives; provided further that any amendment or modification of this Agreement for the purpose of adding a new Securityholder or deleting a former Securityholder, in each case shall not be deemed to be an amendment, modification or waiver of any provision of this Agreement requiring the consent of any Securityholder.

22.                                 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

23.                                 Entire Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

24.                                 Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Securityholders and any subsequent holders of Securities and the respective successors and assigns of each of them, so long as they hold Securities.

25.                                 Counterparts. This Agreement may be executed in separate counterparts (including by means of telecopied signature pages) each of which shall be an original and all of which taken together shall constitute one and the same agreement.

26.                                 Remedies. The Company and each Securityholder shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and each Securityholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

27.                                 Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made (i) when delivered personally to the recipient, (ii) when telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) when received via electronic mail by the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if received via electronic mail before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day after such receipt. Such notices, demands, and other communications shall be sent to the Company at the following address and to any  Securityholder at the address for such Securityholder set forth in the Unit Ownership Ledger (as defined in the LLC Agreement), or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

Varietal Distribution Holdings LLC
c/o VWR International, Inc.
1310 Goshen Parkway
PO Box 2656
West Chester, Pennsylvania 19380
Facsimile:  (610) 701-9896
Telephone:  (610) 719-7072
Electronic mail: George_VanKula@vwr.com
Attention:  George Van Kula, Esq.

with copies to (which shall not constitute notice):

Madison Dearborn Capital Partners
Three First National Plaza
38th Floor
Chicago, Illinois  60602
Facsimile:  (312) 895-1056

Telephone:  (312) 895-1000
Electronic mail:  mtresnowski@MDCP.com
Attention:  General Counsel

and

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Facsimile:  (312) 861-2200
Telephone: (312) 861-2000
Electronic mail:  sperl@kirkland.com; mfennell@kirkland.com
Attention:  Sanford E. Perl, P.C.
                                                Mark A. Fennell

28.                                 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

29.                                 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

30.                                 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either,” and “any” shall not be exclusive. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

31.                                 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

32.                                 Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

*   *   *   *   *

IN WITNESS WHEREOF, the parties hereto have executed this Securityholders Agreement on the day and year first above written.

VARIETAL DISTRIBUTION HOLDINGS, LLC

By:
Its:

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS V-C, L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Its: Managing Director

[SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

MADISON DEARBORN CAPITAL PARTNERS V EXECUTIVE-A, L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Its: Managing Director

MDCP CO-INVESTORS (VARIETAL), L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Its: Managing Director

MDCP CO-INVESTORS (VARIETAL-2), L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Its: Managing Director

[SIGNATURE PAGE TO SECURITYHOLDERS AGREEMENT]

Exhibit A

SECURITYHOLDERS AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Securityholders Agreement dated as of                     , 2007 (as the same may hereafter be amended, the “Securityholders Agreement”), among Varietal Distribution Holdings, LLC (the “Company”), Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Capital Partners V Executive-A, L.P. and the other persons named as parties therein from time to time.

By executing and delivering to the Company this Joinder, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Securityholders Agreement as an [Investor and Securityholder//Executive and Securityholder//Other Securityholder and Securityholder] in the same manner as if the undersigned were an original signatory to the Securityholders Agreement.

Unless otherwise specified in writing by the undersigned, the initial address for notices to the undersigned for purposes of the Agreement is the current home address, in the case of an individual, or current address of the headquarters, in the case of an entity, for the undersigned set forth in the books and records of the Company or its Subsidiaries.

Accordingly, the undersigned has executed and delivered this Joinder as of the     day of           , 20     .

[Securityholder]

By:
Name:
Its: